Exhibit 10.42

FORM OF TERMINATION NOTICE

Avago Technologies Limited

Avago Technologies International Sales Pte. Limited

No. 1 Yishun Avenue 7

Singapore 768923

                    , 2009

Silver Lake Management Company, L.L.C.

2775 Sand Hill Road, Suite 100

Menlo Park, CA 94025

Attention: Kenneth Y. Hao

Kohlberg Kravis Roberts & Co., L.P.

2800 Sand Hill Road, Suite 200

Menlo Park, CA 94025

Attention: Adam H. Clammer

Dear Sirs:

Reference is made to the Advisory Agreement (the “Agreement”), dated as of December 1, 2005, by and among Avago Technologies Limited, a Singapore public limited company (the “Company”), Avago Technologies International Sales Pte. Limited, a Singapore private limited company (“HQCO”), Kohlberg Kravis Roberts & Co., L.P., a Delaware limited partnership (“KKR”), and Silver Lake Management Company, L.L.C., a Delaware limited liability company (“Silver Lake” and together with KKR, the “Advisors”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

Effective upon the consummation of the Initial Public Offering of the Company (the “IPO Closing Date”) and the payment of the Termination Fee (as defined below), the Company, HQCO and the Advisors hereby terminate the Agreement (other than provisions of Sections 1, 4(b), 6, 7, 9, and 15 through 19 thereof, which shall survive such termination pursuant to the terms of the Agreement), in consideration for such termination, the Company hereby agrees to pay (or cause one of its subsidiaries to pay) to the Advisors the sum of $[            ] in cash (the “Termination Fee”) on the IPO Closing Date. Half of the Termination Fee shall be paid to KKR and half of the Termination Fee shall be paid to Silver Lake. The Termination Fee shall be paid by wire transfer in same-day funds to the respective bank accounts designated by each Advisor.

Each party hereto represents and warrants that the execution and delivery of this notice by such party has been duly authorized by all necessary action of such party.

This notice may be executed and delivered by each party hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

Each party to this notice, by its execution hereof, (a) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York and the state courts sitting in the State of New York, County of New York for the purpose of any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this notice or relating to the subject matter hereof, (b) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its subsidiaries to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that this notice or the subject matter hereof or thereof may not be enforced in or by such court and (c) hereby agrees not to commence or maintain any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this notice or relating to the subject matter hereof or thereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Notwithstanding the foregoing, any party to this notice may commence and maintain an action to enforce a judgment of any of the above-named courts in any court of competent jurisdiction. Each party hereto hereby consents to service of process in any such proceeding in any manner permitted by New York law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 9 of the Agreement is reasonably calculated to give actual notice.

TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS NOTICE OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS PARAGRAPH CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS NOTICE. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

If any term or provision of this notice or the application thereof shall, in any jurisdiction and to any extent, be invalid and unenforceable, such term or provision shall be ineffective, as to such jurisdiction, solely to the extent of such invalidity or unenforceability without rendering invalid or unenforceable any remaining terms or provisions hereof or affecting the validity or enforceability of such term or provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that renders any term or provision of this notice invalid or unenforceable in any respect.

AVAGO TECHNOLOGIES LIMITED

By:
Name:
Its:

AVAGO TECHNOLOGIES INTERNATIONAL SALES PTE. LIMITED

By:
Name:
Its:

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AGREED TO AND ACCEPTED BY:

SILVER LAKE MANAGEMENT COMPANY, L.L.C.

By:
Name:
Its:

KOHLBERG KRAVIS ROBERTS & CO., L.P. By: KKR & Co., LLC

By:
Name:
Its:

(Signature Page to Termination Notice)

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